                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER MULTI-MARKET
INCOME TRUST

                                     "... Emerging market debt has experienced a
                                         good deal of volatility over the course
                                                    of the last six months. ..."

                                                      [SCUDDER INVESTMENTS LOGO]

                 CONTENTS



                        3
        ECONOMIC OVERVIEW



                        5
       PERFORMANCE UPDATE



                        7
     PORTFOLIO STATISTICS



                        8
 PORTFOLIO OF INVESTMENTS



                       17
     FINANCIAL STATEMENTS



                       21
     FINANCIAL HIGHLIGHTS



                       22
                 NOTES TO
     FINANCIAL STATEMENTS



                       26
    SHAREHOLDERS' MEETING

AT A GLANCE


 SCUDDER MULTI-MARKET INCOME TRUST
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001

                          .
    BASED ON NET ASSET VALUE                 7.73%
 ......................................................
    BASED ON MARKET PRICE                   21.14%
 ......................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/00   11/30/00
 .........................................................
    NET ASSET VALUE                 $8.31     $8.27
 .........................................................
    MARKET PRICE                    $9.11     $8.06
 .........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

THE TRUST MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES, AND IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.

 DIVIDEND REVIEW

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE TRUST AS OF MAY 31, 2001.

                                       KEMPER MULTI-MARKET
                                          INCOME TRUST
 ..............................................................
    SIX-MONTHS INCOME                        $0.6075
 ..............................................................
    MAY DIVIDEND                             $0.0775
 ..............................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)                 11.19%
 ..............................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)                    10.21%
 ..............................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS.



TERMS TO KNOW

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest rate changes.

YIELD A measure of net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the shares at the end of the period.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[BEIMFORD JR. PHOTO]
J. PATRICK BEIMFORD JR. JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND CO-LEAD PORTFOLIO MANAGER OF SCUDDER MULTI-MARKET INCOME TRUST. HE IS A CHARTERED FINANCIAL ANALYST.

[FALLER PHOTO]
JAN FALLER JOINED THE FIRM IN 1999 AND HAS FIVE YEARS OF INVESTMENT EXPERIENCE AND AN M.B.A. FROM DARTMOUTH COLLEGE. HE IS CO-LEAD MANAGER OF THIS TRUST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

IN THE SIX-MONTH PERIOD ENDING MAY 31, 2001, BONDS RALLIED AS THE U.S. ECONOMY SLOWED AND THE STOCK MARKET TOOK A TUMBLE. HIGH-YIELD BONDS, IN PARTICULAR, POSTED A STRONG SHOWING. EMERGING MARKET BONDS AND GOVERNMENT ISSUES ALSO DELIVERED SOLID RESULTS. BELOW, THE TRUST'S MANAGEMENT TEAM DISCUSSES THE PERFORMANCE OF THE OVERALL MARKET AND THE TRUST.

Q     HOW DID THE GLOBAL FIXED-INCOME MARKETS BEHAVE DURING THE SIX-MONTH PERIOD
ENDING MAY 31, 2001?

A     A number of U.S. fixed-income categories outperformed the U.S. equity market by a significant margin in the period between November 30, 2000, and May 31, 2001. High-yield bonds, in particular, surged as the U.S. economy moved into a slowing growth pattern in late 2000. High-yield bonds performed particularly well in 2001's first quarter, as demand rose and new issuance of high-yield debt increased. On the other hand, emerging market debt, which is a significant portion of this portfolio experienced a good deal of volatility over the course of the period. Emerging market bonds from Turkey and Argentina struggled as economic fundamentals weakened on both fronts.

Q     HOW DID SCUDDER MULTI-MARKET INCOME TRUST PERFORM DURING THE PERIOD?

A     Scudder Multi-Market Income Trust readily outpaced its typical peer during the period. On a net asset value basis, the trust gained 7.73 percent, while on a market value basis, it soared 21.14 percent. Those results placed it far ahead of its typical peer in the Lipper General Bond Fund category*, which averaged a
5.02 percent gain during the period. Scudder Multi-Market Income Trust's exposure to high-yield bonds was a bright spot, particularly in the first quarter of 2001. Likewise, the trust benefited from management's lack of exposure to Argentinean bonds, particularly in April when currency devaluation concerns there roiled the market.

* THE LIPPER GENERAL BOND FUND CATEGORY ARE FUNDS THAT DO NOT HAVE ANY QUALITY OR MATURITY RESTRICTIONS. THESE FUNDS INTEND TO KEEP A BULK OF THEIR ASSETS IN CORPORATE AND GOVERNMENT DEBT ISSUES.

Q     HOW DID THE EMERGING MARKETS BOND MARKET'S BEHAVIOR AFFECT THE FUND DURING
THE PERIOD?

A     Emerging market debt has experienced a good deal of volatility over the course of the last six months. Economic concerns in two areas -- Turkey and Argentina -- led debt in other emerging market areas to suffer as well. For instance, despite strong economic fundamentals, including solid growth and low inflation, Brazil has seen its market suffer at the hands of Argentina's woes.

  Specifically, Argentina has been under the weight of a three-year-long economic recession, including double-digit unemployment. In addition, the country is experiencing a huge fiscal deficit and Argentinean debt has been downgraded. Likewise, Turkish debt has suffered as the country attempts to right itself following a banking crisis that has caused a huge shortage of credit and led Turkey to float its currency.

PERFORMANCE UPDATE

  In turn, we have moved out of Turkish debt. And we have reduced our Latin American exposure, including moving assets out of Argentina and Mexico. Although some emerging markets investors have been flocking to the relative safety of Mexican debt, we have decided to reduce our exposure there. Mexico's economy remains quite dependent on the health of the U.S. economy and therefore will likely experience slower growth as well.

  While we see continued volatility in Latin America, as it will take time for Argentina to work out its marketplace issues, we remain upbeat about the long-term prospects for the area.

Q     HOW DID THE RALLY AMONG HIGH-YIELD BONDS, PARTICULARLY IN THE FIRST
QUARTER OF THE YEAR, AID THE FUND? WHAT'S YOUR OUTLOOK FOR THIS ASSET CLASS?

A     We have certainly seen two starkly differing high-yield markets over the last six months. In late 2000, the high-yield market continued to be plagued by default rates that were creeping higher, weak investor demand and turmoil among Nasdaq stocks. However, January 2001 brought a turnaround as the U.S. stock market's troubles drove investors' interest to bonds and as new issuance of high-yield bonds rose. Still, there remains a considerable split in performance between high-yield bonds in the telecommunications sector, which have been socked by the sector's general troubles, and the remaining sectors of the high-yield market, which have soared.

  We see potential opportunity among high-yield bonds, as their risk-reward profile continues to hold a great deal of appeal while the U.S. economy remains in a slow growth phase. Although default rates for high-yield bonds are currently high, we do not see that as a major concern, since such rates are typically lagging indicators of the market's direction. In fact, we are optimistic about the prospects for the high-yield market going forward.

Q     HOW HAVE YOU POSITIONED THE TRUST FOR THE ROAD AHEAD?

A     We plan to continue to maintain our substantial weightings in emerging market debt and high-yield bonds going forward. We continue to see solid opportunities in both areas, particularly as the U.S. economy is experiencing a slow growth phase. The Federal Reserve Board's host of interest rate cuts over the last five months also means that we will likely experience a flat to rising rate environment in the months ahead. As a result, we see high-income-producing securities such as high-yield bonds and emerging markets debt as good bets.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                                  ON 5/31/01      ON 11/30/00
---------------------------------------------------------------------------------
    HIGH-YIELD CORPORATE BONDS                        50%              43%
 .................................................................................
    EMERGING MARKETS (U.S. DOLLAR-DENOMINATED)        28               38
 .................................................................................
    FOREIGN CURRENCY BONDS                             4                3
 .................................................................................
    MORTGAGES                                          5                5
 .................................................................................
    TREASURY NOTES AND BONDS                           1                1
 .................................................................................
    PREFERRED AND COMMON STOCK                         1                1
 .................................................................................
    LONG-TERM MUNICIPAL BONDS                          4                4
 .................................................................................
    CASH AND EQUIVALENTS                               7                5
---------------------------------------------------------------------------------
                                                     100%             100%

[PIE CHART] [PIE CHART]

LONG-TERM FIXED-INCOME SECURITIES RATINGS+

                                                  ON 5/31/01      ON 11/30/00
---------------------------------------------------------------------------------
    AAA                                               13%              14%
 .................................................................................
    BBB                                                6                6
 .................................................................................
    BB                                                21               21
 .................................................................................
    B                                                 54               53
 .................................................................................
    OTHER                                              6                6
---------------------------------------------------------------------------------
                                                     100%             100%

[PIE CHART] [PIE CHART]

+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS
 SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

INTEREST RATE SENSITIVITY

                                                  ON 5/31/01    ON 11/30/00
-------------------------------------------------------------------------------
    AVERAGE MATURITY                              7.5 years      8.0 years
 ...............................................................................
    AVERAGE DURATION                              3.8 years      3.6 years
-------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER MULTI-MARKET INCOME TRUST
Portfolio of Investments at May 31, 2001 (Unaudited)

    CASH EQUIVALENTS--0.9%                                                                     SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       Zurich Scudder Cash Management QP Trust, 3.96%**
                                       (Cost $1,871,106)                                      1,871,106      $  1,871,106
                                       --------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
    U.S. TREASURY OBLIGATIONS--0.8%                                                          AMOUNT(B)
-----------------------------------------------------------------------------------------------------------------------------
                                       U.S. Treasury Bond, 13.25%, 05/15/2014
                                       (Cost $1,495,000)                                    $ 1,000,000         1,497,500
                                       --------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.7%
-----------------------------------------------------------------------------------------------------------------------------
                                       Government National Mortgage Association
                                         Pass-thru:
                                         6.5% with various maturities to 05/15/2024 (d)       4,646,016         4,635,689
                                         8% with various maturities to 11/15/2024 (d)           563,458           589,078
                                       --------------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                       (Cost $4,985,497)                                                        5,224,767
                                       --------------------------------------------------------------------------------------
    COLLATERALIZED MORTGAGE OBLIGATIONS--2.2%
-----------------------------------------------------------------------------------------------------------------------------
                                       Federal Home Loan Mortgage Corp., 6.5%,
                                         08/01/2023 (Cost $4,106,580)                         4,300,084         4,280,088
                                       --------------------------------------------------------------------------------------
    FOREIGN BONDS--42.2%
-----------------------------------------------------------------------------------------------------------------------------
                                       Deutschland Republic, 6%, 01/04/2007              (EUR)7,158,086         6,405,685
                                       Euramax International, PLC, 11.25%, 10/01/2006         1,325,000         1,020,250
                                       Federative Republic of Brazil:
                                         10.125%, 05/15/2027                                  2,500,000         1,809,375
                                         11.625%, 04/15/2004                                  2,625,000         2,618,438
                                       Federative Republic of Brazil, Eligible Interest,
                                         Floating Rate Bond, LIBOR plus .8125%, 5.438%,
                                         04/15/2006                                           2,200,000         1,930,500
                                       Federative Republic of Brazil, "New" Money Bond,
                                         Floating Rate Bond, LIBOR plus .875%, 5.5%,
                                         04/15/2009                                           3,058,824         2,458,529
                                       Government of Jamaica, 10.875%, 06/10/2005             1,000,000         1,030,000
                                       Kappa Beheer BV, 10.625%, 07/15/2009                   2,500,000         2,287,614
                                       Kingdom of Morocco, Restructuring and
                                         Consolidation Agreement, Tranche A,
                                         Floating Rate Bond, LIBOR plus
                                         .8125%, 5.094%, 01/01/2009                           2,692,846         2,460,588
                                       Petroleos Mexicanos S.A., 9.5%, 09/15/2027             2,500,000         2,553,125
                                       Republic of Argentina:
                                         9.75%, 09/19/2027                                    1,000,000           687,500
                                         11%, 12/04/2005                                      2,500,000         2,187,500
                                         11.375%, 01/30/2017                                  6,750,000         5,315,625
                                       Republic of Bulgaria, Collateralized Floating
                                         Rate Interest Reduction Bond, Series A, Step-up
                                         Coupon, 3%, 07/28/2012                               1,650,000         1,291,125
                                       Republic of Bulgaria, Interest Arrears Bond,
                                         LIBOR plus .8125%, 6.312%, 07/28/2011                8,000,000         6,110,000
                                       Republic of Columbia:
                                         8.625%, 04/01/2008                                   4,000,000         3,560,000
                                         9.75%, 04/23/2009                                      800,000           740,000
                                       Republic of Panama, 8.875%, 09/30/2027                 3,750,000         3,346,875
                                       Republic of Peru, Past Due Interest Bond, 4.5%,
                                         03/07/2017                                           1,250,000           775,000

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       Republic of Philippines:
                                         9.5%, 10/21/2024                                   $ 1,500,000      $  1,470,000
                                         10.625%, 03/16/2025                                  2,500,000         2,250,000
                                       Republic of South Africa, 9.125%, 05/19/2009             750,000           795,000
                                       Republic of Venezuela, Debt Conversion Bond,
                                         Floating Rate Bond, Series DL, LIBOR plus
                                         .875%, 7.375%, 12/18/2007                            5,666,622         4,774,129
                                       Russian Federation:
                                         10%, 06/26/2007                                      7,200,000         6,048,000
                                         11.75%, 06/10/2003                                     900,000           913,500
                                       Russian Ministry of Finance, 3%, 05/14/2003            1,250,000           964,063
                                       TFM, S.A. de C.V., 10.25%, 06/15/2007                  2,445,000         2,383,875
                                       United Mexican States:
                                         9.875%, 01/15/2007                                   1,930,000         2,094,050
                                         9.875%, 02/01/2010                                   2,250,000         2,446,875
                                         10.375%, 02/17/2009                                  1,551,000         1,721,289
                                         11.375%, 09/15/2016                                  4,700,000         5,623,550
                                         11.5%, 05/15/2026                                    1,750,000         2,178,750
                                       --------------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS
                                       (Cost $84,100,878)                                                      82,250,810
                                       --------------------------------------------------------------------------------------
    CORPORATE BONDS--50.9%
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--10.8%
                                       Allegiance Telecom, Inc., 12.875%, 05/15/2008            710,000           656,750
                                       Call-Net Enterprises, Inc.:
                                         Step-up Coupon, 0% to 08/15/2003, 8.94% to
                                         08/15/2008                                              45,000             8,325
                                         Step-up Coupon, 0% to 05/15/2004, 10.8% to
                                         05/15/2009                                              80,000            12,800
                                         9.375%, 05/15/2009                                     170,000            50,150
                                       Communicacion Cellular, S.A., 14.125%, 03/01/2005        100,000            86,000
                                       Crown Castle International Corp., Step-up Coupon,
                                         0% to 11/15/2002, 10.625% to 11/15/2007                460,000           394,450
                                       Dobson Communications Corp., 10.875%, 07/01/2010         160,000           163,600
                                       Dolphin Telecom PLC, Step-up Coupon, 0% to
                                         05/15/2004, 14% to 05/15/2009                          500,000            20,000
                                       Esprit Telecom Group, PLC:
                                         10.875%, 06/15/2008*                                   200,000             4,250
                                         11.5%, 12/15/2007*                                     550,000            11,688
                                       FairPoint Communications, Inc., 12.5%, 05/01/2010        470,000           425,350
                                       Global Telesystems Group, 9.875%, 02/15/2005             160,000            41,600
                                       ICG Holdings, Inc.,
                                         13.5%, 09/15/2005*                                   1,285,000           134,925
                                       Impsat Corp., 12.375%, 06/15/2008                        440,000           176,000
                                       Intermedia Communications of Florida, Inc.:
                                         Step-up Coupon, 0% to 07/15/2002,
                                         11.25% to 07/15/2007                                   700,000           619,500
                                         12.5%, 05/15/2006                                      290,000           290,000
                                       KMC Telecom Holdings, Inc.:
                                         Step-up Coupon, 0% to 02/15/2003,
                                         12.5% to 02/15/2008                                  1,060,000            79,500
                                         13.5%, 05/15/2009                                      840,000           159,600
                                       Level 3 Communications, Inc., 11%, 03/15/2008            400,000           270,000
                                       McLeod USA, Inc., 9.25%, 07/15/2007                      120,000            85,800
                                       Metromedia Fiber Network, Inc.:
                                         10%, 11/15/2008                                        510,000           285,600
                                         10%, 12/15/2009                                        260,000           145,600

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       MetroNet Communications Corp.:
                                         Step-up Coupon, 0% to 06/15/2003,
                                         9.95% to 06/15/2008                                $   490,000      $    408,231
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.75% to 11/01/2007                                   220,000           202,926
                                         10.625%, 11/01/2008                                    350,000           384,077
                                         12%, 08/15/2007                                        150,000           165,818
                                       MGC Communications, 13%, 10/01/2004                    1,420,000           852,000
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001,
                                         13.5% to 06/01/2006                                    770,000           708,400
                                       Nextel Communications:
                                         Step-up Coupon, 0% to 09/15/2002,
                                         10.65% to 09/15/2007                                   545,000           397,850
                                         9.375%, 11/15/2009                                   1,095,000           886,950
                                         9.5%, 02/01/2011                                     2,000,000         1,615,000
                                       Nextlink Communications, Inc.:
                                         Step-up Coupon, 0% to 04/15/2003, 9.45% to
                                         04/15/2008                                             240,000            62,400
                                         Step-up Coupon, 0% to 06/01/2004, 12.25% to
                                         06/01/2009                                             500,000           120,000
                                         12.5%, 04/15/2006                                      220,000           112,200
                                       Price Communications Wireless, 9.125%, 12/15/2006        440,000           457,600
                                       Primus Telecommunications Group:
                                         11.25%, 01/15/2009                                      80,000            13,600
                                         11.75%, 08/01/2004                                     440,000            74,800
                                         12.75%, 10/15/2009                                   1,040,000           176,800
                                       PTC International Finance, Step-up Coupon,
                                         0% to 07/01/2002, 10.75% to 07/01/2007               2,010,000         1,708,500
                                       PTC International Finance II, 11.25%, 12/01/2009         100,000           102,000
                                       Rogers Cantel, 9.75%, 06/01/2016                         100,000           101,000
                                       SBA Communications Corp:
                                         Step-up Coupon, 0% to 03/01/2003,
                                         12% to 03/01/2008                                      980,000           820,750
                                         10.25%, 02/01/2009                                   2,500,000         2,431,250
                                       Spectrasite Holdings, Inc.,
                                         Step-up Coupon, 0% to 04/15/2004,
                                         11.25% to 04/15/2009,                                  220,000           107,800
                                         Step-up Coupon, 0% to 07/15/2003,
                                         12% to 07/15/2008                                      640,000           380,800
                                       Telecorp PCS, Inc.:
                                         Step-up Coupon 0% to 04/15/2004,
                                         11.625 to 04/15/2009                                   210,000           139,650
                                         10.625%, 07/15/2010                                    310,000           304,575
                                       Time Warner Telecom, Inc., 10.125%, 02/01/2011           480,000           469,200
                                       Tritel PCS, Inc.:
                                         Step-up Coupon, 0% to 05/01/2004,
                                         12.75% to 05/15/2009                                   440,000           300,300
                                         10.375%, 01/15/2011                                  2,000,000         1,915,000
                                       Triton Communications, LLC,
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11% to 05/01/2008                                      930,000           761,438
                                       Versatel Telecom:
                                         11.875%, 07/15/2009                                    100,000            50,500
                                         Series B, 13.25%, 05/15/2008                            90,000            46,350
                                         Series BV, 13.25%, 05/15/2008                          230,000           118,450
                                       Voicestream Wireless, 10.375%, 11/15/2009                460,000           525,550
                                       --------------------------------------------------------------------------------------
                                                                                                               21,043,253
-----------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.7%
                                       Congoleum Corp., 8.625%, 08/01/2008                    1,580,000           948,000
                                       Del Webb Corp., 9.75%, 01/15/2008                        400,000           406,000

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       Dimac Corp., 12.5%, 10/01/2008*                      $ 1,030,000      $     10,300
                                       Fortress Group, 13.75%, 05/15/2003                       330,000           174,900
                                       Hovnanian Enterprises, Inc.:
                                         9.125%, 05/01/2009                                     100,000            99,250
                                         9.75%, 06/01/2005                                      150,000           147,375
                                       Meritage Corp., 9.75%, 06/01/2011                        300,000           303,000
                                       Nortek, Inc., 9.875%, 03/01/2004                         490,000           494,900
                                       Standard Pacific Corp.:
                                         8%, 02/15/2008                                         100,000            95,500
                                         8.5%, 04/01/2009                                       200,000           196,000
                                       Toll Corp.:
                                         7.75%, 09/15/2007                                       80,000            77,600
                                         8.125%, 02/01/2009                                     100,000            98,250
                                         8.75%, 11/15/2006                                       50,000            50,500
                                       WCI Communities, Inc., 10.625%, 02/15/2011               190,000           199,975
                                       --------------------------------------------------------------------------------------
                                                                                                                3,301,550
-----------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--8.2%
                                       Advantica Restaurant Co., 11.25%, 01/15/2008             193,638           120,056
                                       AFC Enterprises, 10.25%, 05/15/2007                      820,000           856,900
                                       Ameristar Casinos, Inc., 10.75%, 02/15/2009              530,000           551,200
                                       AMF Bowling, Inc.:
                                         12.25%, 03/15/2006*                                    288,000            23,040
                                         10.875%, 03/15/2006*                                 1,200,000            96,000
                                       Avondale Mills, 10.25%, 05/01/2006                       130,000           124,800
                                       Boca Resorts, Inc., 9.875%, 04/15/2009                 1,040,000         1,050,400
                                       Eldorado Resorts, 10.5%, 08/15/2006                      540,000           556,875
                                       Finlay Enterprises, Inc., 9%, 05/01/2008                  90,000            82,913
                                       Finlay Fine Jewelry Co., 8.375%, 05/01/2008              100,000            93,125
                                       Galey & Lord, Inc., 9.125%, 03/01/2008                   180,000           100,800
                                       Guitar Center Management, 11%, 07/01/2006              2,280,000         2,268,600
                                       Harvey's Casino Resorts, 10.625%, 06/01/2006           1,320,000         1,389,300
                                       Hasbro, Inc., 7.95%, 03/15/2003                          150,000           145,261
                                       Hines Horticulture, Inc., 12.75%, 10/15/2005           1,442,000         1,326,640
                                       Horseshoe Gaming Holdings, 8.625%, 05/15/2009            230,000           232,588
                                       Horseshoe Gaming L.L.C., 9.375%, 06/15/2007              120,000           127,200
                                       Imperial Home Decor Group, Inc., 11%, 03/15/2008*        150,000               750
                                       International Game Technology, 8.375%, 05/15/2009         90,000            92,700
                                       Krystal, Inc., 10.25%, 10/01/2007                      1,150,000           621,000
                                       Mandalay Resort Group:
                                         6.45%, 02/01/2006                                      110,000           101,308
                                         9.5%, 08/01/2008                                       160,000           169,600
                                       MGM Grand, Inc., 9.75%, 06/01/2007                       620,000           664,950
                                       MGM Mirage, Inc., 8.5%, 09/15/2010                       820,000           852,825
                                       Mohegan Tribal Gaming Authority:
                                         8.125%, 01/01/2006                                     650,000           665,438
                                         8.75%, 01/01/2009                                      350,000           362,250
                                       National Vision Association, Ltd., 12.75%,
                                         10/15/2005*                                          2,380,000         1,011,500
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                             530,000           558,488
                                       Perkins Finance, L.P., 10.125%, 12/15/2007               240,000           225,900
                                       Restaurant Co., Step-up Coupon,
                                         0% to 05/15/2003, 11.25% to 05/15/2008                 450,000           180,000
                                       Sealy Mattress Co., Step-up Coupon,
                                         0% to 12/15/2002, 10.875% to 12/15/2007                420,000           352,800
                                       Specialty Retailers, Inc.:
                                         8.5%, 07/15/2005*                                      140,000            29,400
                                         9%, 07/15/2007*                                        610,000             6,100

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       Station Casinos, Inc.:
                                         9.75%, 04/15/2007                                  $   190,000      $    197,125
                                         10.125%, 03/15/2006                                    738,000           765,970
                                       --------------------------------------------------------------------------------------
                                                                                                               16,003,802
-----------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.3%
                                       Dyersburg Corp., 9.75%, 09/01/2007*                    1,085,000            88,156
                                       Grove Worldwide LLC, 9.25%, 05/01/2008*                  400,000             8,000
                                       Jafra Cosmetics International, Inc., 11.75%,
                                         05/01/2008                                             510,000           500,438
                                       U.S. Can Corp., 12.375%, 10/01/2010                      100,000           102,500
                                       --------------------------------------------------------------------------------------
                                                                                                                  699,094
-----------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.8%
                                       Airxcel, 11%, 11/15/2007                                 450,000           222,750
                                       DeCrane Aircraft Holdings, Inc., 12%, 09/30/2008         310,000           294,500
                                       Fairchild Corp., 10.75%, 04/15/2009                      160,000           129,600
                                       United Rentals, Inc.:
                                         9%, 04/01/2009                                          30,000            27,150
                                         9.25%, 01/15/2009                                      520,000           474,500
                                         10.75%, 04/15/2008                                   2,200,000         2,293,500
                                       --------------------------------------------------------------------------------------
                                                                                                                3,442,000
-----------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.6%
                                       AES Corp.:
                                         9.375%, 09/15/2010                                     730,000           745,513
                                         11.628%, 08/30/2010                                    220,000           239,250
                                       Continental Resources, Inc., 10.25%, 08/01/2008          710,000           617,700
                                       Key Energy Services, Inc., 14%, 01/15/2009               140,000           163,450
                                       Nuevo Energy Co., 9.375%, 10/01/2010                     120,000           121,350
                                       Parker Drilling Corp., 9.75%, 11/15/2006                 300,000           312,750
                                       Pen Holdings, Inc., 9.875%, 06/15/2008                    90,000            54,900
                                       Pride International, Inc., 10%, 06/01/2009               400,000           448,000
                                       R&B Falcon Corp., 9.5%, 12/15/2008                        60,000            69,616
                                       Stone Energy Corp., 8.75%, 09/15/2007                    260,000           267,800
                                       --------------------------------------------------------------------------------------
                                                                                                                3,040,329
-----------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.4%
                                       Banco Nacional de Desenvolvimiento Economico e
                                         Social, 11.714%, 06/16/2008                          4,250,000         3,766,563
                                       FRD Acquisition, 12.5%, 07/15/2004*                       80,000            10,000
                                       HMH Properties, 7.875%, 08/01/2008                       900,000           877,500
                                       --------------------------------------------------------------------------------------
                                                                                                                4,654,063
-----------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.7%
                                       Dade International, Inc., 11.125%, 05/01/2006*           380,000            19,000
                                       Magellan Health Services, Inc., 9%, 02/15/2008           290,000           274,775
                                       Mariner Post-Acute Network, Inc.:
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.5% to 11/01/2007*                                 2,950,000            14,750
                                         10.5%, 08/01/2006                                      440,000           436,700
                                       MEDIQ, Inc., 11%, 06/01/2008*                            100,000             1,000
                                       Tenet Healthcare Corp., 9.25%, 09/01/2010                640,000           726,400
                                       --------------------------------------------------------------------------------------
                                                                                                                1,472,625
-----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.9%
                                       Agriculture, Mining and Chemicals, Inc., 10.75%,
                                         09/30/2003                                             660,000           577,500
                                       Atlantis Group, Inc., 11%, 02/15/2003                    350,000           308,000
                                       Berry Plastics Corp., 12.25%, 04/15/2004                 150,000           148,500
                                       BPC Holdings Corp., 12.5%, 06/15/2006                    258,807           175,989
                                       Day International Group, Inc., 11.125%,
                                         06/01/2005                                             490,000           502,250
                                       Eagle-Picher Holdings, Inc., 9.375%, 03/01/2008          830,000           560,250
                                       Flowserve Corp., 12.25%, 08/15/2010                      230,000           248,688

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       Foamex, L.P., 13.5%, 08/15/2005                      $   250,000      $    173,750
                                       Fonda Group, 9.5%, 03/01/2007                          1,380,000         1,147,125
                                       Gaylord Container Corp., 9.75%, 06/15/2007               650,000           461,500
                                       Grove Holdings LLC, Step-up Coupon,
                                         0% to 05/01/2003, 11.625% to 05/01/2009*               100,000               375
                                       GS Technologies:
                                         12%, 09/01/2004*                                       250,000             3,750
                                         12.25%, 10/01/2005*                                  1,610,000            12,075
                                       Huntsman Package, 11.75%, 12/01/2004                     655,000           504,350
                                       Kappa Beheer BV, 10.625%, 07/15/2009                      10,000            10,600
                                       Knoll, Inc., 10.875%, 03/15/2006                         304,000           304,000
                                       Millar Western Forest Products, Ltd., 9.875%,
                                         05/15/2008                                             195,000           179,400
                                       Motors and Gears, Inc., 10.75%, 11/15/2006               210,000           205,800
                                       Navistar International, 9.375%, 06/01/2006               220,000           223,300
                                       Plainwell, Inc., 11%, 03/01/2008*                        335,000             3,350
                                       Printpack, Inc., 10.625%, 08/15/2006                     290,000           297,250
                                       Riverwood International Corp.:
                                         10.25%, 04/01/2006                                     120,000           122,400
                                         10.875%, 04/01/2008                                  1,685,000         1,647,088
                                       SF Holdings Group, Inc., Step-up Coupon, 0% to
                                         03/15/2003, 12.75% to 03/15/2008                       720,000           324,000
                                       Stone Container Corp.:
                                         9.75%, 02/01/2011                                      650,000           679,250
                                         11.5%, 08/15/2006                                      195,000           204,994
                                       Terex Corp.:
                                         8.875%, 04/01/2008                                     430,000           414,950
                                         10.375%, 04/01/2011                                  1,490,000         1,542,150
                                       Terra Industries, Inc., 10.5%, 06/15/2005                 80,000            67,700
                                       Texas Petrochemicals, 11.125%, 07/01/2006                470,000           413,600
                                       --------------------------------------------------------------------------------------
                                                                                                               11,463,934
-----------------------------------------------------------------------------------------------------------------------------

    MEDIA--7.0%
                                       Adelphia Communications Corp.:
                                         7.875%, 05/01/2009                                      60,000            54,900
                                         9.375%, 11/15/2009                                     260,000           258,700
                                         9.875%, 03/01/2007                                      70,000            70,088
                                         10.875%, 10/01/2010                                    130,000           137,150
                                       American Lawyer Media, Inc.:
                                         Step-up Coupon, 0% to 12/15/2002,
                                         12.25% to 12/15/2008                                   190,000           123,500
                                         9.75%, 12/15/2007                                      160,000           150,400
                                       Avalon Cable Holdings LLC,
                                         Step-up Coupon, 0% to 12/01/2003,
                                         11.875% to 12/01/2008                                  440,000           342,100
                                       Charter Communications Holdings LLC:
                                         8.25%, 04/01/2007                                      690,000           655,500
                                         11.75%, 01/15/2010                                     140,000            95,200
                                         11.75%, 05/15/2011                                   1,170,000           690,300
                                       Comcast UK Cable Partners, Ltd., 11.2%,
                                         11/15/2007                                           1,180,000           944,000
                                       CSC Holdings, Inc.:
                                         8.125%, 08/15/2009                                     340,000           342,627
                                         9.25%, 11/01/2005                                       40,000            41,400
                                         10.5%, 05/15/2016                                      340,000           378,250
                                       Diamond Cable Communications, PLC, 13.25%,
                                         09/30/2004                                             525,000           477,750
                                       Echostar DBS Corp.:
                                         9.25%, 02/01/2006                                      430,000           433,225
                                         9.375%, 02/01/2009                                     530,000           533,975
                                       Frontiervision LP, 11%, 10/15/2006                       330,000           340,725
                                       Insight Communications, 12.25%, 02/15/2011               580,000           334,950

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                       Interep National Radio Sales, Inc., 10%,
                                         07/01/2008                                         $   340,000      $    275,400
                                       NTL, Inc., 11.5%, 10/01/2008                           1,580,000         1,279,800
                                       Outdoor Systems, Inc.:
                                         8.875%, 06/15/2007                                     250,000           266,563
                                         9.375%, 10/15/2006                                     600,000           634,500
                                       Panavision, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 9.625% to 02/01/2006                       235,000            94,000
                                       Renaissance Media Group, Step-up Coupon, 0% to
                                         04/15/2003, 10% to 04/15/2008                          510,000           407,363
                                       Sinclair Broadcasting Group, Inc., 8.75%,
                                         12/15/2007                                             220,000           210,100
                                       Star Choice Communications, Inc., 13%, 12/15/2005        275,000           294,250
                                       TeleWest Communications, PLC:
                                         11%, 10/01/2007                                        515,000           491,825
                                         9.625%, 10/01/2006                                      20,000            18,300
                                         11.25%, 11/01/2008                                     360,000           360,000
                                       Transwestern Publishing:
                                         Step-up Coupon, 0% to 11/15/2002,
                                         11.875% to 11/15/2008                                1,160,000           971,500
                                         9.625%, 11/15/2007                                   1,540,000         1,543,850
                                       United International Holdings, Step-up Coupon, 0%
                                         to 02/15/2003, 10.75% to 02/15/2008                    460,000           197,800
                                       United Pan-Europe Communications, 10.875%,
                                         11/01/2007                                             360,000           198,900
                                       --------------------------------------------------------------------------------------
                                                                                                               13,648,891
-----------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.4%
                                       Metal Management, Inc., 10%, 05/15/2008*                 460,000             6,900
                                       Metals USA, Inc., 8.625%, 02/15/2008                     215,000           146,469
                                       MMI Products, Inc., 11.25%, 04/15/2007                   610,000           596,275
                                       Republic Technologies International, 13.75%,
                                         07/15/2009*                                            730,000            80,300
                                       --------------------------------------------------------------------------------------
                                                                                                                  829,944
-----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.9%
                                       Allied Waste Industries:
                                         7.625%, 01/01/2006                                     100,000            99,500
                                         10%, 08/01/2009                                         80,000            82,600
                                       Avis Rent A Car, 11%, 05/01/2009                         960,000         1,082,400
                                       Coinmach Corp., 11.75%, 11/15/2005                     2,545,000         2,621,350
                                       Fleming Companies, Inc., 10.125%, 04/01/2008             360,000           370,800
                                       Kindercare Learning Centers, Inc., 9.5%,
                                         02/15/2009                                             680,000           666,400
                                       La Petite Academy, Inc., 10%, 05/15/2008                 840,000           571,200
                                       NTL, Inc., Series B, 11.5%, 02/01/2006                    60,000            49,500
                                       Spincycle, Inc., 12.75%, 05/01/2005*                     530,000            45,050
                                       --------------------------------------------------------------------------------------
                                                                                                                5,588,800
-----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.4%
                                       American Tower Corp., 9.375%, 02/01/2009                 450,000           442,125
                                       Lone Star Technologies, 9%, 06/01/2011                   200,000           201,500
                                       PSINet, Inc.:
                                         10%, 02/15/2005*                                       170,000            16,150
                                         11%, 08/01/2009*                                       540,000            51,300
                                         11.5%, 11/01/2008*                                     420,000            42,000
                                       --------------------------------------------------------------------------------------
                                                                                                                  753,075
-----------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.4%
                                       Petro Stopping Centers, 10.5%, 02/01/2007                820,000           713,400
                                       --------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                             AMOUNT(B)          VALUE
-----------------------------------------------------------------------------------------------------------------------------

    UTILITIES--2.5%
                                       Azurix Corp.:
                                         10.375%, 02/15/2007                                $   330,000      $    338,250
                                         10.75%, 02/15/2010                                   3,410,000         3,529,350
                                       Calpine Corp.:
                                         7.75%, 04/15/2009                                      510,000           486,785
                                         8.5%, 02/15/2011                                       530,000           525,617
                                       --------------------------------------------------------------------------------------
                                                                                                                4,880,002
-----------------------------------------------------------------------------------------------------------------------------

    OTHER--3.9%
                                       Riverside Loan Trust II, 6.529%, 07/16/2008 (c)       10,000,000         7,636,830
                                       --------------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $128,964,982)                                                     99,171,592
                                       --------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS--0.0%                                                         SHARES
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
      TELEPHONE/COMMUNICATIONS
                                       World Access, Inc. "D"
                                       (Cost $320,711)                                              215            10,758
                                       --------------------------------------------------------------------------------------
    PREFERRED STOCKS--0.3%
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.1%
      CELLULAR TELEPHONE
                                       Dobson Communications, PIK*                                  286           257,402
                                       --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
      CONTAINERS & PAPER
                                       SF Holdings Group, Inc., PIK*                                 10            25,000
                                       --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.2%
      BROADCASTING & ENTERTAINMENT
                                       Sinclair Capital                                           3,600           324,000
                                       --------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $736,737)                                                            606,402
                                       --------------------------------------------------------------------------------------
    COMMON STOCKS*--0.0%
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
      TELEPHONE/
      COMMUNICATIONS
                                       AT&T Canada, Inc.                                            514            15,446
                                       ICG Communications, Inc.                                   1,056               121
                                       Intermedia Communications, Inc.                            1,121            19,136
                                       Tele1 Europe Holding AB--ADR                               8,806            27,034
                                       --------------------------------------------------------------------------------------
                                                                                                                   61,737
-----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
      CONTAINERS & PAPER
                                       SF Holdings Group, Inc.                                      181               905
                                       --------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $184,167)                                                             62,642
                                       --------------------------------------------------------------------------------------
    WARRANTS*--0.0%
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
                                       Econophone, Inc.                                             370                 4
                                       KMC Telecom Holdings, Inc.                                   650                 6
                                       Primus Telecommunications Group                              250                 2
                                       --------------------------------------------------------------------------------------
                                                                                                                       12
-----------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
      BUILDING MATERIALS--0.0%
                                       Waxman Industries, Inc.                                   12,154               122
                                       --------------------------------------------------------------------------------------

      HOMEBUILDING--0.0%
                                       Capital Pacific Holdings                                   1,185               118
                                       --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
      AEROSPACE
                                       DeCrane Holdings Co.                                         350                 4
                                       --------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
      OIL/GAS TRANSMISSION
                                       Empire Gas Corp.                                           552   $        552
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.0%
      OTHER FINANCIAL COMPANIES
                                       Ono Finance PLC                                            140          5,600
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
      STEEL & METALS
                                       Republic Technologies International                        730              7
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
      MISCELLANEOUS CONSUMER
      SERVICES--0.0%
                                       Spincycle, Inc.                                            530              5
                                       ---------------------------------------------------------------------------------

      PRINTING/PUBLISHING--0.0%
                                       American Banknote Corp.                                    330              1
                                       ---------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost $48,209)                                                          6,421
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $226,813,867)(a)                                           $194,982,086
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

 ** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $227,041,863. At May 31, 2001, net unrealized depreciation for all securities based on tax cost was $32,059,777. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,022,544 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,082,321.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

(c) The Riverside Loan Trust II portfolio is also managed by Zurich Scudder Investments, Inc. The Riverside Trust II does not pay Zurich Scudder Investments, Inc. a management fee for the Fund's investment in the trust.

(d) Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

     CURRENCY ABBREVIATION

     EUR Euro

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $226,813,867)         $194,982,086
----------------------------------------------------------------------------
Receivable for investments sold                                       11,997
----------------------------------------------------------------------------
Dividends receivable                                                  10,463
----------------------------------------------------------------------------
Interest receivable                                                4,724,858
----------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
contracts                                                            129,667
----------------------------------------------------------------------------
TOTAL ASSETS                                                     199,859,071
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Notes payable                                                     30,000,000
----------------------------------------------------------------------------
Interest payable                                                     361,425
----------------------------------------------------------------------------
Dividends payable                                                  1,454,371
----------------------------------------------------------------------------
Accrued management fee                                               121,268
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                    9,583
----------------------------------------------------------------------------
Other accrued expenses and payables                                   83,031
----------------------------------------------------------------------------
Total liabilities                                                 32,029,678
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $167,829,393
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $  1,098,937
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                    (31,831,781)
----------------------------------------------------------------------------
  Foreign currency related transactions                              113,165
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (22,367,490)
----------------------------------------------------------------------------
Paid-in capital                                                  220,816,562
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $167,829,393
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
($167,829,393 / 20,186,888 shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)                 $8.31
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------------------------
Interest                                                                     $11,006,128
----------------------------------------------------------------------------------------
Dividends                                                                         41,916
----------------------------------------------------------------------------------------
Total income                                                                  11,048,044
----------------------------------------------------------------------------------------
Expenses:
Management fee                                                                   716,879
----------------------------------------------------------------------------------------
Services to shareholders                                                          23,709
----------------------------------------------------------------------------------------
Custodian fees                                                                     9,707
----------------------------------------------------------------------------------------
Auditing                                                                          19,297
----------------------------------------------------------------------------------------
Legal                                                                             23,118
----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                        6,411
----------------------------------------------------------------------------------------
Reports to shareholders                                                           22,160
----------------------------------------------------------------------------------------
Interest expense                                                               1,011,558
----------------------------------------------------------------------------------------
Other                                                                             29,521
----------------------------------------------------------------------------------------
Total expenses, before expense reductions                                      1,862,360
----------------------------------------------------------------------------------------
Expense reductions                                                                (1,393)
----------------------------------------------------------------------------------------
Total expenses, after expense reductions                                       1,860,967
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   9,187,077
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                                   (4,238,621)
----------------------------------------------------------------------------------------
Foreign currency related transactions                                            (61,855)
----------------------------------------------------------------------------------------
                                                                              (4,300,476)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                                    7,959,887
----------------------------------------------------------------------------------------
Foreign currency related transactions                                            151,424
----------------------------------------------------------------------------------------
                                                                               8,111,311
----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     3,810,835
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                                   $12,997,912
----------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,                YEAR ENDED
                                                                    2001                NOVEMBER 30,
                                                                (UNAUDITED)                 2000
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  9,187,077             20,222,554
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (4,300,476)            (6,904,478)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                         8,111,311            (21,673,875)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        12,997,912             (8,355,799)
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (12,228,405)           (20,743,558)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                        833,762                     --
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  1,603,269            (29,099,357)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                166,226,124            195,325,481
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,098,937 and $4,140,265,
respectively)                                                   $167,829,393            166,226,124
----------------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                           20,090,612             20,090,612
----------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends            96,276                     --
----------------------------------------------------------------------------------------------------
Net increase in Fund shares                                           96,276                     --
----------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                 20,186,888             20,090,612
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Six months ended May 31, 2001 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------
Investment income received                                      $ 10,412,947
----------------------------------------------------------------------------
Payment of operating expenses                                     (2,009,695)
----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 26,957,682
----------------------------------------------------------------------------
Purchases of investments                                         (32,831,814)
----------------------------------------------------------------------------
Net proceeds from sales and maturities of short-term
investments                                                        6,622,297
----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                              9,151,417
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)             (9,940,272)
----------------------------------------------------------------------------
CASH USED BY FINANCING ACTIVITIES                                 (9,940,272)
----------------------------------------------------------------------------
Decrease in cash                                                    (788,855)
----------------------------------------------------------------------------
Cash at beginning of period                                          788,855
----------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $         --
----------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
PROVIDED BY OPERATING ACTIVITIES:
----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $ 12,997,912
----------------------------------------------------------------------------
Net increase in cost of investments                               (4,608,703)
----------------------------------------------------------------------------
Decrease in dividends and interest receivable                        576,896
----------------------------------------------------------------------------
Decrease in receivable for investments sold                          249,540
----------------------------------------------------------------------------
Decrease in payable for investments purchased                        (62,699)
----------------------------------------------------------------------------
Change in appreciation/depreciation on forward currency
exchange contracts                                                   147,199
----------------------------------------------------------------------------
Decrease in interest payable                                        (114,550)
----------------------------------------------------------------------------
Decrease in accrued expenses and payables                            (34,178)
----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                           $  9,151,417
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                   SIX MONTHS
                                                      ENDED
                                                     MAY 31,                  YEAR ENDED NOVEMBER 30,
                                                      2000       -------------------------------------------------
                                                   (UNAUDITED)    2000       1999      1998     1997     1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.27         9.72      10.42    10.83    10.97    10.90
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            .46(a)      1.01(a)    1.02(a)   .88      .82      .87
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .19        (1.43)      (.86)    (.48)    (.07)     .27
------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .65         (.42)       .16      .40      .75     1.14
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.61)       (1.03)      (.86)    (.81)    (.89)   (1.07)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $8.31         8.27       9.72    10.42    10.83    10.97
------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                           $9.11         8.06       8.31     9.25    10.63    10.63
TOTAL RETURN
------------------------------------------------------------------------------------------------------------------
Based on net asset value (%)                           7.73**      (3.86)      2.48     3.77     7.20    11.12
------------------------------------------------------------------------------------------------------------------
Based on market value (%)                             21.14**       9.60      (1.27)   (5.46)    8.72     9.14
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  168          166        195      209      218      220
------------------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense (%)       1.01*        1.03       1.09      .98     1.01      .99
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.21*        2.20       1.65      .98     1.01      .99
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.21*        2.19       1.65      .98     1.01      .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                    10.89*       10.90      10.16     8.25     7.61     8.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              28*          26         51      118      304      310
------------------------------------------------------------------------------------------------------------------
Total debt outstanding end of period ($ thousands)   30,000       30,000     30,000       --       --       --
------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                     6,594        6,541      7,510       --       --       --
------------------------------------------------------------------------------------------------------------------

NOTES: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Multi-Market Income Trust (the "Fund"),
                             formerly Kemper Multi-Market Income Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent quotation bid is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $17,421,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($1,987,000), November 30, 2003
                             ($5,253,000), November 30, 2006 ($746,000),
                             November 30, 2007 ($2,251,000) and November 30,
                             2008 ($7,184,000), the expiration dates, which ever occurs first. In addition, from November 1, 2000 through November 30, 2000, the Fund incurred approximately $366,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

NOTES TO FINANCIAL STATEMENTS

                             Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are amortized for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $32,769,115

                             Proceeds from sales                      26,769,997

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets. The Fund incurred a management fee of $716,879 for the six months ended
                             May 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $12,000 for the six months ended May 31, 2001, all of which is paid at May 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $6,411 to independent trustees.

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust does not receive a management fee for the Fund's investment in the Trust. Distributions from the Trust to the Fund for the six-months ended May 31, 2001, totaled $6,716 and are reflected as dividend income on the statement of operations.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    NOTE PAYABLE            The note payable represents a $30,000,000 loan from
                             Bank of America and State Street Bank and Trust
                             Company at May 31, 2001. The note bears interest at the Eurodollar Rate plus 0.45% (5.49% at May 31,
                             2001) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until April 1, 2002.
                             The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period ended May 31, 2001 was $30,000,000 with a weighted average interest rate of 6.67%.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $496 and $897, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    COMMITMENTS             As of May 31, 2001, the Fund had entered into the
                             following forward currency exchange contracts resulting in net unrealized appreciation of $129,667.

                                       CONTRACTS                         IN EXCHANGE     SETTLEMENT    NET UNREALIZED
                                       TO DELIVER                            FOR            DATE        APPRECIATION
                                       ------------------------------------------------------------------------------
                                       EUR 2,500,000                    US$ 2,243,875     7/09/01        $ 129,667

--------------------------------------------------------------------------------

7    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder Multi-Market Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                                  For        Withheld
      John W. Ballantine       18,401,752     5,037
      Lewis A Burnham          18,396,802     5,037
      Mark Casady              18,400,980     5,037
      Linda C. Coughlin        18,401,911     5,037
      Donald L. Dunaway        18,402,094     5,037
      James R. Edgar           18,386,763     5,037
      William F. Glavin        18,401,150     5,037
      Robert B. Hoffman        18,403,067     5,037
      Shirley D. Peterson      18,392,447     5,037
      Fred B. Renwick          18,399,659     5,037
      William P. Sommers       18,393,856     5,037
      John G. Weithers         18,397,530     5,037

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against
      18,390,206   89,331

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee and                       Vice President and                Assistant Secretary
Vice President                    Assistant Secretary
                                                                    BRENDA LYONS
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Treasurer
Trustee                           Treasurer

ARTHUR R. GOTTSCHALK              J. PATRICK BEIMFORD, JR.
Trustee                           Vice President

FREDERICK T. KELSEY               JAN C. FALLER
Trustee                           Vice President

FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee                           LINDA J. WONDRACK
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-6066
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

SCUDDER INVESTMENTS LOGO
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KMMIT - 3(7/25/01) 13545